Exhibit 10.4

EXECUTION VERSION

FOURTH AMENDMENT TO DELAYED DRAW TERM LOAN

AND BRIDGE LOAN CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO DELAYED DRAW TERM LOAN AND BRIDGE LOAN CREDIT AGREEMENT (this “Amendment”) is dated as of April 1, 2015 (the “Effective Date”) by and among Par Petroleum Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors” and together with the Borrower, each a “Credit Party” and collectively, the “Credit Parties”) and the lenders party hereto (the “Lenders”).

WHEREAS, the Credit Parties, the Administrative Agent, and the Lenders entered into that certain Delayed Draw Term Loan and Bridge Loan Credit Agreement dated as of July 11, 2014 (as amended by that certain First Amendment thereto dated as of July 28, 2014 (the “First Amendment”), that certain Second Amendment thereto dated as of September 10, 2014 (the “Second Amendment”), that certain Third Amendment thereto dated as of March 11, 2015 (the “Third Amendment”), and as may be further amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Lenders of the Borrower’s desire to consummate the Contemplated Acquisition and, in connection therewith, has requested that the Lenders (i) waive the requirement that the Credit Parties deliver the Negative Pledge Agreement and (ii) amend Section 6.1(r) of the Credit Agreement, in each case, subject to the terms and conditions hereof;

WHEREAS, the Lenders have agreed to such waiver and amendment, in each case, subject to the terms and conditions hereof; and

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein (including in the recitals hereto) shall have the respective meaning assigned to such terms in the Credit Agreement, unless otherwise defined herein.

2. Consent and Waiver. Notwithstanding any other provisions set forth in the Credit Agreement and/or the other Loan Documents, the Lenders hereby agree that the Credit Parties shall not be required to deliver the Negative Pledge Agreement provided that the Credit Parties have executed and delivered to the Administrative Agent the HPE Pledge Agreement and Limited Recourse Guaranty following the consummation of the Contemplated Acquisition in accordance with the Credit Agreement. The Lenders’ waiver and consent in this Section 2 (a) is limited to the extent specifically set out in this Section 2, and except as set out in this Section 2, no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected by this limited waiver and consent, and (b) except as set forth in this Section 2, shall not constitute, and shall not be deemed to constitute, a consent to or a waiver of future compliance by the Borrower or any other Credit Party with any provision of the Credit Agreement or any other Loan Document.

3. Amendment. Section 6.2(r) of the Credit Agreement is hereby amended by deleting “$50 million” therefrom and substituting “$55 million” in lieu thereof.

4. Effect of this Amendment. Except as expressly amended or consented to hereby, the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Except as expressly set forth herein, the terms of this Amendment shall not be deemed (i) a waiver of any Default or Event of Default, (ii) a consent, waiver or modification with respect to any term, condition, or obligation of the Borrower or any other Credit Party in the Credit Agreement or any other Loan Document, (iii) a consent, waiver or modification with respect to any other event, condition (whether now existing or hereafter occurring) or provision of the Loan Documents or (iv) to prejudice any right or remedy which the Administrative Agent or any Lender may now or in the future have under or in connection with the Credit Agreement or any other Loan Document.

5. Conditions Precedent. This Amendment shall become effective upon the satisfaction of each of the conditions precedent set forth below unless any such condition is waived, in writing by the Lenders:

a) Documentation. The Administrative Agent shall have received the following, duly executed by all the parties thereto, in form and substance satisfactory to the Lenders:

i. this Amendment;

ii. the HPE Pledge Agreement;

iii. the Limited Recourse Guaranty; and

iv. customary opinion(s) of the Credit Parties’ counsel dated as of the date of this Amendment, covering the matters as the Lenders may reasonably request.

b) No Default. No event or condition exists that would constitute a Default or Event of Default before or after giving effect to this Amendment.

c) Representations and Warranties. The representations and warranties contained in Article IV of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Change” shall be true and correct in all respects) as of such date (except in the case of representations and warranties that are made solely as of an earlier date or time, which representations and warranties shall be true and correct as of such earlier date or time).

6. Miscellaneous.

(a) Severability. If any provision of this Amendment is held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(b) Entire Agreement. This Amendment shall be deemed to be a Loan Document and, together with the other Loan Documents and the agreements, documents and instruments contemplated hereby, constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby.

(c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or .pdf shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or .pdf also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(d) Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and assigns.

(e) Governing Law; Venue; Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN SECTION 10.12 OF THE CREDIT AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER SET FORTH IN SECTION 10.14 OF THE CREDIT AGREEMENT.

(f) Guarantors. Each Guarantor, for value received, hereby expressly consents and agrees to the Borrower’s execution and delivery of this Amendment, to the performance by the Borrower of its agreements and obligations hereunder and to the consents and amendments set forth herein. This Amendment, the performance or consummation of any transaction or matter contemplated under this Amendment and all consents and amendments set forth herein, shall not limit, restrict, extinguish or otherwise impair any Guarantor’s liability to the Administrative Agent and Lenders with respect to the payment and other performance obligations of such Guarantor pursuant to the Guarantees. Each Guarantor hereby ratifies, confirms and approves its Guarantee and acknowledges that it is unconditionally liable to the Administrative Agent and Lenders for the full and timely payment of the Guaranteed Obligations (on a joint and several basis with the other Guarantors). Each Guarantor hereby acknowledges that it has no defenses, counterclaims or set-offs with respect to the full and timely payment of any or all Guaranteed Obligations.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Fourth Amendment to Delayed Draw Term Loan and Bridge Credit Agreement as of the date first written above.

BORROWER: PAR PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ Christopher Micklas
Name:	Christopher Micklas
Title:	Chief Financial Officer

GUARANTORS:

PAR PICEANCE ENERGY EQUITY LLC,

a Delaware limited liability company

PAR UTAH LLC,

a Delaware limited liability company

EWI LLC, a Delaware limited liability company

PAR WASHINGTON LLC,

a Delaware limited liability company

PAR NEW MEXICO LLC,

a Delaware limited liability company

HEWW EQUIPMENT LLC,

a Delaware limited liability company

PAR POINT ARGUELLO LLC,

a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, as Sole Member of each of the foregoing companies

By:	/s/ Christopher Micklas
Name:	Christopher Micklas
Title:	Chief Financial Officer

[Signature Page to Fourth Amendment]

LENDERS: WB MACAU55, LTD., as a Lender
By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	General Counsel & Chief Operating Officer Whitebox Advisors LLC

[Signature Page to Fourth Amendment]

Highbridge International, LLC, as a Lender

By: Highbridge Capital Management, LLC, as trading manager

By:	/s/ Jonathan Segel
Name:	Jonathan Segel
Title:	Managing Director

Highbridge Tactical Credit & Convertibles Master Fund, L.P., as a Lender

By: Highbridge Capital Management, LLC, as trading manager

By:	/s/ Jonathan Segel
Name:	Jonathan Segel
Title:	Managing Director

[Signature Page to Fourth Amendment]